UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2007

Gladstone Capital Corporation

(Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation)	814-00237 (Commission File Number)	54-2040781 (IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 15, 2007, Gladstone Capital Corporation invested approximately $63.7 million through the purchase of a portfolio of senior debt from Wells Fargo Foothill, Inc. The purchased portfolio consists of loans to 16 different print and broadcast media companies.

Gladstone Capital Corporation financed the investment using proceeds from borrowings under its revolving credit facility.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable

(c)           Not applicable

(d)           Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation
(Registrant)
June 15, 2007	By: /s/ Harry Brill
(Harry Brill, Chief Financial Officer)